

Mundoval Fund
Global Value Investing

As of December 31, 2009

Investment Strategy
The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors
- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover.
- Concentrated, "best ideas" portfolio.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

Geographic Diversification



59.9% Domestic
38.8% International
1.3% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

3M Co.	4.48%
Sanofi Aventis ADR	4.21%
Ingersoll Rand Co., LTD	4.20%
Unilever Plc ADR	3.75%
Microsoft Corp.	3.74%
Pfizer, Inc.	3.72%
Cisco Systems, Inc.	3.67%
WellPoint Health Net	3.57%
Illinois Tool Works, Inc.	3.43%
AstraZeneca Plc	3.36%

Industry Diversification

Health Care	24.95%
Industrials	17.12%
Information Technology	13.59%
Financials	13.12%
Consumer Discretionary	11.86%
Consumer Staples	9.73%
Telecommunications	6.24%
Materials	2.12%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	42
2009 Portfolio Turnover	15%
Net Assets (millions)	$9.78
Expense Ratio	1.50%
No sales loads or distribution fees	

Average Annual Total Returns[2]



Mundoval Fund
MSCI World Index
S&P 500
33.85%
29.99%
26.46%
-2.23%
-5.63%
-5.62%
4.20%
2.01%
0.42%
5.44%
4.20%
2.03%
1 Year
3 Year
5 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]



$16,000
$13,000
$10,000
$7,000
$13,261
2004
2005
2006
2007
2008
2009

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $13,261 on 12/31/09. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

[2]Risks & Important Considerations
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.